Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-KSB of Premier Commercial Bancorp (the “Company”);  for the period ended December 31, 2006, I, Kenneth J. Cosgrove, Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             This Form 10-KSB for the period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in this Form 10-KSB for the period ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 30, 2007

By:	/s/ Kenneth J. Cosgrove
Kenneth J. Cosgrove
Chairman and Chief Executive Officer